 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No.1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 2, 2014

KVH Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-28082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)
05-0420589
(IRS Employer Identification No.)

50 Enterprise Center Middletown, RI	02842
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (401) 847-3327
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

Item 2.01    Completion of Acquisition or Disposition of Assets

On July 3, 2014, KVH Industries, Inc. (“KVH”) filed a Current Report on Form 8-K reporting that it had completed the acquisition of Super Dragon Limited (“SDL”) and Videotel Marine Asia Limited (“VMA”, together with SDL referred to as “Videotel”). Videotel is a maritime training services company headquartered in London that produces and distributes training films and eLearning computer-based training courses to commercial customers in the maritime market. Videotel also has sales offices in Hong Kong and Singapore.

This Form 8-K/A amends the Form 8-K filed on July 3, 2014, to include Videotel’s audited combined financial statements as of December 31, 2013 and 2012, and for the years then ended as required by Item 9.01(a) of Form 8-K, and the unaudited pro forma combined financial information related to the Videotel acquisition required by Item 9.01(b) of Form 8-K.

Item 9.01    Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The Videotel audited combined financial statements as of December 31, 2013 and 2012, and for the years then ended and accompanying notes, are attached as Exhibit 99.1 to this Form 8-K/A and incorporated by reference to this Form 8-K/A.

The consent of Grant Thornton UK LLP, Videotel’s independent auditor, is attached as Exhibit 23.1 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The following unaudited pro forma combined consolidated financial information related to KVH’s acquisition of Videotel is attached as Exhibit 99.2 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

(i)	Unaudited Pro Forma Combined Consolidated Statement of Operations for the six months ended June 30, 2014;

(ii)	Unaudited Pro Forma Combined Consolidated Statement of Operations for the year ended December 31, 2013;

(iii)	Unaudited Pro Forma Combined Consolidated Balance Sheet as of June 30, 2014; and

(iv)	Notes to Unaudited Pro Forma Combined Consolidated Financial Information.
(c) Not applicable.
(d) Exhibits.

23.1	Consent of Grant Thornton UK LLP

99.1	Videotel's Audited Combined Financial Statements as of December 31, 2013 and 2012 and for the years then ended

99.2	Unaudited Pro Forma Combined Consolidated Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KVH INDUSTRIES, INC.
Date: September 17, 2014	BY:	/s/ PETER A. RENDALL
Peter A. Rendall
Chief Financial Officer

EXHIBIT INDEX
Exhibit
No.            Description

23.1	Consent of Grant Thornton UK LLP

99.1	Videotel's Audited Combined Financial Statements as of December 31, 2013 and 2012 and for the years then ended

99.2	Unaudited Pro Forma Combined Consolidated Financial Information